AMENDMENT NO. 15
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM SECTOR FUNDS
(INVESCO SECTOR FUNDS)
          This Amendment No. 15 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the “Trust”) amends, effective February 6, 2013, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Utilities Fund to Invesco Dividend Income Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 6, 2013.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Energy Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Gold & Precious Metals Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Leisure Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares
Investor Class Shares

Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Dividend Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares”